UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2008
iMEDIA INTERNATIONAL, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-50159	56-2428786
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
1721 21st Street
Santa Monica, California 90404
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 453-4499
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHBIIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry Into a Material Definitive Agreement.
On November 15, 2008, iMedia International, Inc. (the “Registrant”) entered into a Securities Purchase Agreement with an accredited investor, Warren Williamson, a related party of the Registrant’s Chief Executive Officer (the “Purchaser”), pursuant to which the Registrant agreed to sell, and the Purchaser agreed to purchase, 1,000,000 shares of the Registrants Common Stock for $250,000.
The proceeds will be used for will be used for marketing, general and administrative expenses and working capital purposes, including but not limited to consulting, payroll, and sales costs.
This summary description of the financing described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that is filed as Exhibit 10.1 hereto.
SECTION 3 — SECURITIES AND TRADING MARKETS
Item 3.02 Unregistered Sales of Equity Securities.
On November 15, 2008 the Registrant issued to Purchaser 1,000,000 shares of the Registrant’s Common Stock.
As reported on Form 8-K filed by the Registrant on December 21, 2007, the Registrant entered into a Reorganization Agreement (the “Reorganization Agreement”), for the purpose of reorganizing its outstanding debt and equity (the “Reorganization”). As a condition to the closing of the Reorganization Agreement, the Registrant was required to obtain debt or equity financing of not less than $750,000 and not more than $1,500,000.
Between on January 30, 2008 through May 14, 2008, the Registrant entered into a Securities Purchase Agreement (the form of which is attached as Exhibit 10.2 hereto) and Common Stock Purchase Warrant (the form of which is attached as Exhibit 10.3 hereto) with three accredited investors, pursuant to which the Registrant agreed to sell, and the Purchasers agreed to purchase in aggregate, 2,900,000 shares of the Registrants Common Stock for $750,000 and three year Warrants to Purchase up to 580,000 additional shares of the Registrants Common Stock at exercise prices of $0.75 and $0.225.
On December 20, 2007, the Registrant entered into a Securities Purchase Agreement with Henry Williamson, the Registrant’s Chief Executive Officer and Chairman of the Board of Directors, pursuant to which the Registrant issued to Mr. Williamson 5,082,504 Shares, equating to 25% of the fully diluted capital of the Registrant, for an aggregate consideration of $770,688.
The offer and sale of all securities pursuant to the foregoing transactions were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the investors were accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after

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taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Document

10.1	Securities Purchase Agreement, dated as of November 13, 2008.

10.2	Securities Purchase Agreement, dated as of May 14, 2008.

10.3	Common Stock Purchase Warrant, dated as of May 14, 2008.
[Signature Page Follows]

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMEDIA INTERNATIONAL, INC.

By:	/s/ Anthony J. Fidaleo Anthony J. Fidaleo
Executive Vice President,
Chief Financial Officer and
Chief Operating Officer

Dated: November 20, 2008

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